United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2015

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue
Stuart, Florida	34994
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 26, 2015, Seacoast Banking Corporation of Florida (the “Company) held its Annual Meeting.  Of the 33,135,526 Common Stock outstanding as of the record date for the Annual Meeting, 30,996,274 shares were present at the meeting in person or by proxy.  The final results of each of the proposals voted on by the Company’s shareholders are described below:

Proposal 1 – Elect Directors: To re-elect three incumbent Class I directors, and to elect 1 new Class I director. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
H. Gilbert Culbreth, Jr.	25,122,806	1,057,451	4,816,017
Christopher E. Fogal	26,074,219	106,038	4,816,017
Robert B. Goldstein	24,856,487	1,323,770	4,816,017
Jacqueline L. Bradley	26,074,026	106,231	4,816,017

The four nominees were each elected by a plurality of the votes cast. Each will each serve as a Class I director with a term expiring at the Company’s 2018 Annual Meeting.

Proposal 2 - Ratification of Appointment of Independent Auditor: To ratify the appointment of Crowe Horwath LLP as independent auditor for the Company for the fiscal year ending December 31, 2015.

Number of Shares
Votes For	Votes Against	Abstentions
30,900,291	76,117	19,866

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Proposal 3 – Amend the Seacoast 2013 Incentive Plan to Increase Authorized Shares: To consider and act upon a proposal to approve an amendment to the 2013 Incentive Plan, increasing the number of shares of Common Stock reserved for issuance for such purpose by 1,700,000 shares.

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
23,264,019	2,893,438	22,800	4,816,017

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal.  Accordingly, this proposal was approved.

Proposal 4 – Advisory (Non-binding) Vote on Compensation of Named Executive Officers: To allow shareholders to endorse or not endorse, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement:

Number of Shares
Votes For	Votes Against	Abstentions	Broker Non-Votes
24,648,795	1,346,349	185,113	4,816,017

The vote required to approve this non-binding advisory resolution was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
(Registrant)

Date: May 27, 2015	By:	/s/ Stephen A. Fowle
		Name:	Stephen A. Fowle
		Title:	Executive Vice President and
Chief Financial Officer